EXHIBIT 10.1

     Execution Version

Bank of America, N.A.                                                                                   Deutsche Bank AG New York Branch

Merrill Lynch, Pierce,                                                                                                      Deutsche Bank Securities Inc.

Fenner & Smith Incorporated                                                                                         60 Wall Street

214 North Tryon Street                                                                                                  New York, New York 10005

Charlotte, North Carolina 28255

April 4,  2018

Quaker Chemical  Corporation

One Quaker  Park,  901  E.  Hector  Street

Conshohocken,  PA  19428-2380

Attention: Ms.  Mary  Dean  Hall,  Chief  Financial  Officer  and  Treasurer

Project Helios

Amendment  to  Commitment  Letter  and  Arranger  Fee  Letter  for $1.15  Billion  Senior

Secured Credit  Facilities

Ladies and  Gentlemen:

Reference  is  hereby  made  to  that  certain  Commitment Letter (as  amended,  restated, supplemented, extended  or otherwise modified,  the  “Commitment  Letter”;  capitalized  terms used herein but not defined herein  shall have the meaning  given  such  terms  in  the  Commitment  Letter) dated  as   of   April   4,   2017   by   and   among   Quaker   Chemical   Corporation   (“you”   or   the “Company”),  Bank  of  America,  N.A.  (“Bank  of  America”),  Merrill  Lynch,  Pierce,  Fenner  & Smith  Incorporated  (or  any  of its designated  affiliates,  “MLPFS”),  Deutsche  Bank  AG  New  York Branch (“DBNY”)  and  Deutsche  Bank  Securities  Inc.  (“DBSI”  and  together  with  MLPFS,  Bank of America  and  DBNY,  collectively,  “we”  and  “us”  or  the  “Commitment  Parties”)  regarding  the arrangement  and  syndication  of  senior  secured  credit  facilities  in  an  aggregate  principal  amount of $1,150,000,000 for the Company and certain of its subsidiaries  and  the  Arranger  Fee  Letter referred to  in  the  Commitment  Letter  (the  “Arranger  Fee  Letter”).

Each of  the  Commitment  Parties  and  the Company agrees  to  amend:

(a) the  last  paragraph  of  the  Commitment Letter by  extending  the  outside  date  that  all commitments and  undertakings  of  the Commitment Parties  thereunder  will  expire,  to  be  the earliest of (i) August 4,  2018,  unless  the  Closing  Date occurs on or prior  thereto,  (ii)  the  closing of the  Acquisition  without  the  use  of  the  Senior Credit Facilities, (iii)  the  date  you or any of your affiliates  announce, or inform in  writing  any  Commitment Party, that  the  Acquisition  is  not proceeding and (iv)  the  date  the  Purchase  Agreement terminates  by  its  terms  without  the consummation of the Acquisition;

(b) Section  4  of  the  Arranger  Fee  Letter  relating  to  the  Alternate  Transaction Fee by replacing references  in  such  section  to  “within  12  months  after  the  date  hereof”  with  references  to “prior to  August  4,  2018”  in  lieu  thereof;

(c)   Paragraph  1  of  Exhibit  A  to  the Commitment Letter  shall  be  replaced  with  the following paragraph:

“1. The  (a)  Company  will  obtain  (i)  a  $600  million  aggregate  principal  amount senior secured  term  loan  facility  in  U.S.  dollars  described  in  Exhibit  B  to  the Commitment Letter (the  “U.S.  Dollar  Term  Loan  Facility”),  and  (ii)  a  $400 million aggregate  principal  amount  revolving  credit  facility  described  in  Exhibit B to  the  Commitment  Letter  (the “Revolving Credit Facility”),  and  (b)  Dutch Borrower will  obtain  a  senior  secured  term  loan  facility  in  Euros  in  an  aggregate principal amount equal to  an  equivalent  of  $150  million,  as  further  described  in Exhibit B  to  the  Commitment  Letter  (the  “Euro  Term  Loan  Facility”  and, collectively with  the U.S. Dollar Term Loan  Facility,  the  “Term  Loan  Facilities” and the  Term  Loan  Facilities  collectively  with  the  Revolving  Credit  Facility,  the “Senior  Credit  Facilities”).”;  and

(d) Exhibit  B  to  the  Commitment Letter  shall  be  replaced  with  that  certain  Credit Agreement executed  by  Bank  of  America  as  Administrative Agent,  the Company and the  other parties thereto  and  placed  into  escrow  on  or  about  June  30,  2017  (with  such  changes thereto as may be agree  to  by  the parties  thereto,  the “Escrowed Agreement”);  and all references  to  “Exhibit B” or  the  “Term  Sheet”  shall  instead  be  a  reference  to  the  Escrowed  Agreement.

The amendment  provided  herein  is  granted  for  the  limited  purposes  set  forth  herein. None of the terms  or  conditions  of  this  amendment letter may  be  changed, modified, waived or canceled, except  by  writing  signed  by  the  parties  hereto  specifying  such  change,  modification, waiver or  cancellation.

This amendment  letter  shall  be  governed  by,  and construed in accordance  with,  the  laws of the  State  of  New  York.

We are pleased to have the opportunity to work with you in connection with the important financing.

Very truly yours,

BANK OF AMERICA, N.A.

By:  /s/ Kevin Dobosz

Name: Kevin Dobosz

Title: Senior Vice President

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By: /s/ David B. Stith

Name: David B. Stith

Title: Managing Director

DEUTSCHE BANK AG NEW YORK BRANCH

By: /s/ Alvin Varughese

Name: Alvin Varughese

Title: Director

By: /s/ Michael Busam

Name: Michael Busam

Title: Director

DEUTSCHE BANK SECURITIES INC.

By: /s/ Alvin Varughese

Name: Alvin Varughese

Title: Director

By: /s/ Michael Busam

Name: Michael Busam

Title: Director

ACCEPTED AND  AGREED  TO

AS OF  THE  DATE  FIRST  ABOVE  WRITTEN:

QUAKER CHEMICAL CORPORATION

By: /s/ Mary Dean Hall

Name: Mary Dean Hall

Title: VP, CFO & Treasurer